PROMISSORY NOTE

$ 750,000.00                                 Dated: JANUARY 7         , 1998
Principal Amount SEVEN HUNDRED               State of   Georgia
                 FIFTY THOUSAND & NO/100


     FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of CHAPPLE INC.



                                                                , the sum of

Dollars ($ SEVEN HUNDRED FIFTY THOUSAND & NO/100), together with interest thereon at the rate of 9% per annum on the unpaid balance. Said sum shall be paid in the manner following:

MONTHLY INTEREST ONLY...PRINCIPAL AND INTEREST AT MATURITY..JANUARY 7, 2000



     All payments shall be first applied to interest and the balance to principal. This note may be prepared, at any time, in whole or in part, without penalty. All prepayments shall be applied in reverse order of maturity.

     This note shall be at the option of any holder hereof be immediately due and payable upon the failure to make any payment due hereunder within Thirty days of its due date.

     In the event this note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney's fees and costs of collection. Payments not made within five (5) days of due date shall be subject to a late charge of Five & of said payment. All payments hereunder shall be made to such address as may from time to time be designated by any holder hereof:

     The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.

Signed in the presence of:

_______________________________             Efficiency Lodge, Inc.

/s/ Bonnie L. Byers                         /s/ W. Ray Barnes - President


                                  GUARANTY

     We the undersigned jointly and severally guaranty the prompt and punctual payment of all monies due under the aforesaid note and agree to remain bound until fully paid.

In the presence of:

_______________________________             Efficiency Lodge, Inc.


/s/ Bonnie L. Byers                         /s/ W. Ray Barnes - President

     FOR VALUE RECEIVED            EFFICIENCY LODGE INC.
                        ___________________________________________________

hereby sell, assign and transfer unto   CHAPPLE INC.
                                      _____________________________________

____________________ (250,000) Shares of the COMMON STOCK Stock
                     --------

of the                EFFICIENCY LODGE, INC.
___________________________________________________________________________

Standing in _______________________________________________________________

Name on the books of said          EFFICIENCY LODGE, INC.
                          _________________________________________________

Represented by Certificate No.     3884                  herewith and
                               _________________________

do hereby irrevocably constitute and appoint ______________________________

       EFFICIENCY LODGE, INC.         attorney to transfer the said
_____________________________________

stock on the books of the within named Company with full power of substitution in the premises.



     Date:     JANUARY 7, 1999
           ________________________



                                          EFFICIENCY LODGE, INC.
In Presence of:
                                          /s/ W. Ray Barnes - President
/s/ Bonnie L. Byers
Bonnie L. Byers